UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37428 (Commission File Number)	26-3474527 (I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RTTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2019, Ritter Pharmaceuticals, Inc., a Delaware corporation (the “Company”), received a written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”) as the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019, was below $2.5 million, which is the minimum stockholders’ equity required for compliance with Rule 5550(b)(1). Further, as of August 19, 2019, the Company did not satisfy the conditions for the alternative market value of listed securities standard for continued listing or the net income standard for continued listing.

The Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market. According to the Notice, the Company has 45 calendar days from the date of the Notice, or until October 3, 2019, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice, or until February 15, 2020, to demonstrate compliance. If Nasdaq does not accept the Company’s plan to regain compliance, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The Company is currently evaluating various courses of action to regain compliance with Rule 5550(b)(1) and intends to provide Nasdaq with a plan prior to October 3, 2019. Although the Company will use all reasonable efforts to achieve compliance with Rule 5550(b)(1), there can be no assurance that the Company will be able to regain compliance or will otherwise be in compliance with other Nasdaq listing criteria.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Andrew J. Ritter
Name:	Andrew J. Ritter
Title:	Chief Executive Officer

Date: August 23, 2019